ASHMORE FUNDS

Supplement dated December 6, 2018 to the Ashmore Funds Prospectus, Dated February 28, 2018 (as supplemented thereafter)

Disclosure Related to the Ashmore Funds (the “Funds”)

This supplement contains information which amends, modifies or supersedes certain information contained in the Prospectus of the Funds dated February 28, 2018, as supplemented thereafter (the “Prospectus”).

The following changes will be effective immediately:

1.    The sub-section entitled “Redemptions in Kind” within the section “How to Sell or Exchange Shares” is hereby deleted in its entirety and replaced with the following:

Redemptions in kind. Each Fund may redeem in kind in accordance with its board-approved procedures applicable to such redemptions in kind, but the Funds do not expect to do so under normal circumstances. In unusual circumstances, as determined by the Investment Manager in its sole discretion (such as stressed market conditions), a Fund may make payment of redemption requests wholly or partly using securities held by the Fund with a current market value equal to the portion of the redemption price being paid in kind. The distributed securities are valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. In determining whether to effect a redemption in kind, the Fund may consider operational limitations that may prevent the effective transfer of securities in kind, including the set-up of any relevant accounts (international or local), the capability of a shareholder’s relevant custodian, retail accounts that cannot accept securities in kind or omnibus accounts that would limit the account’s ability to distribute the securities to beneficial owners fairly. During times of deteriorating market conditions or market stress, in cases where the Investment Manager believes a Fund’s redemption fee (if any) will not fairly compensate a Fund for transaction costs, or in cases where a significant portion of a Fund’s portfolio is comprised of less-liquid securities, a Fund is more likely to limit cash redemptions and use portfolio securities to pay the redemption price to protect the interest of all Fund shareholders. If a Fund redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to a Fund in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Notwithstanding the above, the Funds will pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Fund.

ASHMORE FUNDS

Supplement dated December 6, 2018 to the Ashmore Funds Statement of Additional Information, Dated February 28, 2018 (as supplemented thereafter)

Disclosure Related to the Ashmore Funds (the “Funds”)

This supplement contains information which amends, modifies or supersedes certain information contained in the Statement of Additional Information of the Funds dated February 28, 2018, as supplemented thereafter (the “SAI”).

The following changes will be effective immediately:

1.    The sub-section entitled “Illiquid Securities” within the section “Investment Policies and Strategies” is hereby deleted in its entirety and replaced with the following:

Illiquid Securities

Each Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments. Under Rule 22e-4 under the Investment Company Act, “illiquid investments” is defined as those investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has delegated liquidity determinations to the Investment Manager.

Illiquid investments may include, among various other types of investments, privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investors Should Retain This Supplement for Future Reference